                                                                    Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of December 19, 2002, by and between Quiksilver, Inc., a Delaware corporation (the "COMPANY"), and the undersigned (each an "INVESTOR" and together the "INVESTORS").

                                    RECITALS

         WHEREAS, the Investors were holders of outstanding shares of Ug Manufacturing Co. Pty Ltd, ACN 005 047 941, a Victoria corporation (the "AUSTRALIAN COMPANY"), UMTT Pty Ltd, ACN 102 794 230, a Victoria corporation, and/or Quiksilver Japan K.K., a Japanese corporation (the "JAPANESE COMPANY");

         WHEREAS, pursuant to the terms and conditions of that certain Merger Agreement dated as of November 18, 2002 (the "MERGER AGREEMENT") by and among the Company, Quiksilver Australia Pty Ltd, a Victoria corporation, the Australian Company, the Japanese Company, QSJ Holdings Pty Ltd, a Victoria corporation, the Investors and the other parties thereto, each Investor became a holder of shares of the common stock of the Company ("COMMON STOCK"); and

         WHEREAS, in connection with entering into the Merger Agreement, the Company agreed to grant the Investors certain registration rights with respect to the shares of Common Stock issued to the Investors pursuant to the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS

         The following terms, as used herein, shall have the following meanings:

         "COMMISSION" means the Securities and Exchange Commission.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as they each may, from time to time, be in effect.

         "PURCHASE SHARES" means the aggregate number of shares of Common Stock received by the Investors pursuant to the Merger Agreement as set forth on Exhibit A attached hereto.

         "RIGHTS HOLDERS" means the Investors during such time as they hold Registrable Shares.

         "REGISTRABLE SHARES" means:

            (a) the Purchase Shares; and

            (b) any other securities issued in respect of the Purchase Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

PROVIDED, HOWEVER, that shares which are Registrable Shares shall cease to be Registrable Shares:

            (i) upon any sale or other transfer of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act or any similar provision then in force; or

            (ii) if such shares are capable of being distributed pursuant to Rule 144 under the Securities Act subject only to volume limitations; or

            (iii) upon any sale or transfer to a person or entity to which, pursuant to Section 12 of this Agreement, the rights provided by this Agreement are not transferable.

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement covering only securities proposed to be issued in exchange for securities or assets of another person or entity or in connection with an employee benefit plan).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as they each may, from time to time, be in effect.

         "PIGGY BACK REGISTRATION RIGHTS" means the rights of the Rights Holders to have their Registrable Shares registered on the terms and conditions of this Agreement pursuant to a Registration Statement under the Securities Act that is filed by the Company as contemplated in Subsection 2.1 of this Agreement.

2.       REGISTRATION RIGHTS

         2.1 PIGGY BACK REGISTRATION. If the Company proposes to file a Registration Statement for shares of Common Stock to be issued by the Company in connection with a firm underwriting (other than a Registration Statement (i) on Form S-4 or Form S-8 or any successor Form thereto or (ii) filed in connection with an exchange offer) (a "PIGGY BACK REGISTRATION STATEMENT") at any time until the date that such shares cease to be Registrable Shares then, the Company will, prior to such filing, give written notice to all Rights Holders of its intention to do so and, upon the written request of Rights Holders holding in the aggregate at least Twenty-Five Percent (25%) of the Registrable Shares given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rights Holders to register to be registered under such Piggy Back Registration Statement; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.1 without incurring any liability to any Rights Holder for doing so. Subject to

Section 2.2 below, if any Registrable Shares are to be registered pursuant to this Section 2.1, then the Company shall provide notice of such fact to all Rights Holders, and all Rights Holders will then have the right to register their Registrable Shares under such Piggy Back Registration Statement. In the event the Company and its underwriters permit all eligible Registrable Shares to be registered under such Piggy Back Registration Statement without any Cutback (as hereinafter defined), and such Registration Statement (i) is declared effective by the Commission and (ii) remains effective as required under Section 3.1(b), then, the Piggy Back Registration Rights under this Section 2.1 shall terminate at the end of such time period.

         2.2 UNDERWRITER CUTBACK. In connection with any registration under
Section 2.1 above, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement and the terms customarily included in agreements of this nature for underwritten public offerings). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included ("CUTBACK"), then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include securities in such registration shall participate in the registration pro rata based upon their total ownership of Common Stock. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

3.       REGISTRATION PROCEDURES

         If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration under the Securities Act of any of the Registrable Shares, the Company shall:

            (a) as expeditiously as reasonably practicable prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible thereafter;

            (b) as expeditiously as reasonably practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until each underwriter has completed the distribution of all securities purchased by it;

            (c) as expeditiously as reasonably practicable furnish to each selling Rights Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the selling Rights Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Rights Holder; and

            (d) as expeditiously as reasonably practicable use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Rights Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Rights Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Rights Holder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this Section 3(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If at any time after giving written notice of its intention to effect any registration of securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Shareholder and thereupon it shall be relieved of its obligation to register any Registrable Securities in that proposed registration of securities (but not of its obligation to pay registration expenses).

4.       ALLOCATION OF EXPENSES

         The Company will pay all Registration Expenses of any registration under this Agreement. For purposes of this Section 4, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incidental to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of any selling Rights Holder's own counsel, or other out-of-pocket expenses of the Rights Holders or their agents.

5.       INDEMNIFICATION AND CONTRIBUTION

         5.1 In the event of any registration under the Securities Act of any Registrable Shares pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller and each such controlling person for any legal or any other expenses reasonably incurred by such seller or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as and when incurred by them; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such

Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller or controlling person specifically for use in the preparation thereof.

         5.2 In the event of any registration under the Securities Act of any of the Registrable Shares pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Rights Holders hereunder shall be limited to an amount equal to the proceeds to each Rights Holder of Registrable Shares sold in connection with such registration. The terms of any underwriting agreement entered into by the Company to effect a registration of the Registrable Securities shall require the underwriter to indemnify and hold harmless the Company, its officers, directors, controlling persons and agents and each selling Rights Holder on substantially the same basis as that of the indemnification of the Company by each selling holder as provided in this Section 5.

         5.3 Each party entitled to indemnification under this Section 5 ("INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification ("INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 (except to the extent such failure to give notice has resulted in increased losses, damages or liabilities for the Indemnifying Party). The Indemnified Party may participate in such defense at such party's expense and the Indemnified Party and not the Indemnifying Party shall bear or be responsible for the expenses thereof, unless:

            (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or

            (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

         5.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either:

            (a) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case; or

            (b) contribution under the Securities Act may be required on the part of any such selling Rights Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5;

then, in each such case, the Company and such Rights Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that, in any such case:

            (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and

            (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

6.       INDEMNIFICATION BY RIGHTS HOLDERS

         In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, each selling Rights Holder agrees to enter into a customary underwriting agreement including, without limitation, customary provisions with respect to indemnification by such selling Rights Holder of the underwriters of such offering.

7.       INFORMATION BY RIGHTS HOLDER

         Each Rights Holder including Registrable Shares in any registration shall furnish to the Company such information regarding such Rights Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

8.       "STAND-OFF" AGREEMENT

         Each Rights Holder, if requested by the Company and the managing underwriter of a firmly underwritten offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer, pledge or dispose of any Registrable Shares or other securities of the Company held by such Rights Holder for a specified period of time (not to exceed 120 days) following the effective date of such Registration Statement.

9.       NO LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

         Nothing contained in this Agreement shall prohibit the Company from granting to any holder or prospective holder of any securities of the Company registration rights which would allow such holder or prospective holder to include securities of the Company in any Registration Statement filed by the Company.

10.      RULE 144 REQUIREMENTS

         The Company agrees to:

            (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

            (b) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) furnish to any holder of Registrable Shares upon request:

            (i) a written statement by the Company as to its compliance with the requirements of Rule 144(c) under the Securities Act, and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

            (ii) a copy of the most recent annual or quarterly report of the Company; and

            (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11.      TERMINATION

         All of the Company's obligations to register Registrable Shares under this Agreement shall terminate upon the last to occur of (i) the sale of all Registrable Shares by the Rights Holders thereof pursuant to this Agreement or
(ii) the earliest date as of which all Registrable Shares have ceased being Registrable Shares.

12.      NO TRANSFERS OF RIGHTS

This Agreement, and the rights and obligations of each Rights Holder hereunder, may not be assigned (including assignment by law) by such Rights Holder without the written consent of the Company.

13.      OTHER PUBLIC OFFERINGS

         This Agreement is not intended to and shall not preclude the Company from listing its Common Stock on any reputable non-United States exchange.

14.      NOTICES

         Each notice relating to this Agreement shall be in writing and shall be delivered in person, by overnight air carrier, by registered or certified mail or by facsimile transmission, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

            (a)            IF TO COMPANY:

                           Quiksilver, Inc.
                           15202 Graham Street
                           Huntington Beach, CA  92649
                           Attention:  Charles S. Exon
                           Facsimile No.:  (714) 889-4250

                           WITH A COPY TO:

                           John D. Hudson
                           Hewitt & O'Neil LLP
                           19900 MacArthur Blvd., Suite 1050
                           Irvine, CA  92612
                           Facsimile No.:  (949) 798-0511

            (b) IF TO AN INVESTOR:

                The address set forth below such investor's signature hereon

         Unless otherwise specifically provided in this Agreement, a notice shall be deemed to have been effectively given if mailed by registered or certified mail to the proper address (with such notice to be effective upon the earlier of actual receipt or five days after deposit in the mail), if given in person or by overnight air carrier when delivered in person or by overnight air carrier, if given by telecopy upon receipt if confirmed by return telecopy or telephonic confirmation or otherwise; PROVIDED, HOWEVER, that no notice shall be deemed received on a day that is not a business day in the jurisdiction in which notices are to be addressed to such party. Any such notice shall not be effective until the next business day in such jurisdiction.

15.      ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

16.      AMENDMENTS AND WAIVERS

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

17.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same instrument.

18.      SEVERABILITY

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

19.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to conflict of laws principles thereof.

20.      SECTION HEADINGS

         The heading of each section, subsection or other subdivision of this Agreement is for reference purposes only and shall not limit or control the meaning thereof.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

PARENT:

QUIKSILVER, INC., a Delaware corporation


By:         /s/ Charles S. Exon
          -----------------------------
Name:     Charles S. Exon
          -----------------------------
Title:    EVP, Business & Legal Affairs
          -----------------------------

Address:  15202 Graham Street
          Huntington Beach, CA  92649
Fax No:   1 714 889-4250


                                 RIGHTS HOLDERS:

DOVALI PTY LTD:                                                ALIMOC PTY LTD:

Signed for and on behalf of                                    Signed for and on behalf of
DOVALI PTY LTD                                                 ALIMOC PTY LTD
(ACN 005 796 556) by:                                          (ACN 005 793 466) by:

/s/ A.L. Green                                                 /s/ John Law
----------------------------------                             ----------------------------------
Director                                                       Director
Print Name:  A.L. Green                                        Print Name:  John Law
             ---------------------                                          ---------------------

/s/ B.A. Green                                                 /s/ Geraldine Law
----------------------------                                   ----------------------------------
Director                                                       Director
Print Name:  B.A. Green                                        Print Name:  Geraldine Law
             ---------------------                                          ---------------------

Address:  105 Strathmore Drive                                 Address:  Quiksilver Drive
          Jan Juc, Victoria  3228                                        Torquay, Victoria  3228
Fax No:   03-5261-6241                                         Fax No:   03 5261 5599

HEENALU PTY LTD:                                               ECHO BEACH PTY LTD:

Signed for and on behalf of                                    Signed for and on behalf of
HEENALU PTY LTD                                                ECHO BEACH PTY LTD
(ACN 006 279 232) by:                                          (ACN 006 159 726) by:


/s/ John Law                                                   /s/ A.L. Green
----------------------------------                             ----------------------------------
Director                                                       Director
Print Name:   John Law                                         Print Name:   A.L. Green
             ---------------------                                          ---------------------

/s/ Geraldine Law                                              /s/ B.A. Green
----------------------------------                             ----------------------------------
Director                                                       Director
Print Name:   Geraldine Law                                    Print Name:   B.A. Green
             ---------------------                                          ---------------------

Address:  Quiksilver Drive                                     Address:  105 Strathmore Drive
          Torquay, Victoria  3228                                        Jan Juc, Victoria  3228
Fax No:   03 5261 6241                                         Fax No:   03 5261 6241

Signed by YASUO TOKITA in the presence of:

                                                               /s/ Yosuo Tokita
----------------------------------                             ----------------------------------
                                                               Yasuo Tokita
Print Name:                                                    Address:  8-4, 4-101 Light Town
             ---------------------                                       Chigasaki-City, Japan  253-0081
                                                               Fax No:   81 467 53 0860

Signed by JOHN ANDREW LAW in the presence of:

                                                               /s/ John Andrew Law
----------------------------------                             ----------------------------------
                                                               John Andrew Law
Print Name:                                                    Address:  151 Ocean Blvd.
             ---------------------                                       Jan Juc, Victoria  3228
                                                               Fax No:   03 5261 5599

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